                                                                EXHIBIT 10.05



                              DATED 30TH JULY 1997




     (1) COMSHARE LIMITED

         and

     (2) DAVID HUNTER MACKENZIE
         DION O'LEARY
         KATHRYN JEHLE
         NICHOLAS PAUL SEATON BRAY
         MARY ANN MOORE



                     _____________________________________

                               DEED OF VARIATION
                                - RELATING TO -
                          THE COMSHARE RETIREMENT AND
                              DEATH BENEFITS PLAN
                     _____________________________________

THIS DEED OF VARIATION is made the 30th day of July 1997 BETWEEN COMSHARE LIMITED of 22 Chelsea Manor Street London SW3 5RL ("the Principal Employer") of the one part and DAVID HUNTER MACKENZIE of 74 Thetford Road New Malden Surrey DION O'LEARY of 21 West Park Road Kew Richmond London TW9 4DB KATHRYN JEHLE of 2455 Adare Ann Abor 48104 Michigan USA NICHOLAS PAUL SEATON BRAY of 14 Shelly Road High Wycombe Buckinghamshire HP11 2UP and MARY ANN MOORE
20 Lime Avenue Groby Leicester LE2 OEN ("the Trustees") of the other part

WHEREAS:-

(A)  This Deed is supplemental inter alia to

     (i)   an Interim Trust Deed made 25th August 1971 between the
           Principal Employer of the first part and the then trustees of the second part whereby the Principal Employer established the Comshare Retirement and Death Benefits Plan ("the Plan")

     (ii)  a Definitive Trust Deed made 28th April 1978 between the
           Principal Employer of the first part and the then trustees of the second part ("the Definitive Deed") bringing into effect rules ("the Old Rules") in accordance with which the Plan was to be administered

     (iii) a Deed of Variation made 21st December 1982 between the
           Principal Employer of the first part and the then trustees of the other part whereby the Principal Employer and the then trustees amended the Definitive Deed with effect from 1st July 1981

     (iv) a Deed of Variation made 3rd April 1990 between the Principal Employer of the one part and the then trustees of the other part

     (v) a Deed of Variation made 31st May 1990 between the Principal Employer of the one part and the then trustees of the other part

      (vi) a Deed of Variation ("the Deed of Variation") made 28th August 1992 between the Principal Employer of the one part and the then trustees of the other part bringing into effect new rules ("the Rules") in accordance with which the Plan is to be administered

      (vii) a Deed of Variation dated 27th January 1993 between the Principal Employer of the one part and the then trustees of the other part

      (viii) a Deed of Retirement and Amendment dated 7th December 1994 between the Principal Employer of the first part the continuing trustees named therein of the second part and the retiring trustee named therein of the third part.

(B) By Rule 23 of the Rules and Clause 5 of the Deed of Variation the Principal Employer and the Trustees have power subject to the limitations therein contained to amend or add to the Deed of Variation and the Rules and to substitute other rules for the Rules.

(C) The Principal Employer and the Trustees wish to amend the Rules in the manner hereinafter appearing

NOW THIS DEED WITNESSES that in exercise of the powers conferred by rule 23 of the Rules and by clause 5 of the Deed of Variation and all other relevant powers the Principal Employer and the Trustees hereby amend the Rules as follows; each amendment to take effect from the date shown at its head:

1.    With effect from 1 January 1991:

      (a) The definition of "Pensionable Salary" in Rule 1 is deleted and replaced by the following:

            ""Pensionable Salary" means unless it is otherwise agreed by letter between the Member and the Principal Employer the Member's basic annual salary or wages, plus any shift allowance or disturbance allowance on the date of joining the Plan and on each subsequent Plan Anniversary Date, plus the annual average of any profit related pay, any commission received, any bonus received or due but not paid, in which case it shall be considered to have been paid in the year in which it was due and in the case of a Category 3 Employee only, the notional value of any benefits in kind which are assessable to income tax as emoluments under Schedule E, in the three years up to the 30th June immediately before the Plan Anniversary Date on which basic salary is determined less in the case of a Category 1 Employee or a Category 2 Employee 1.25 times the annual equivalent of the lower Earnings Limit on 6th April immediately preceding the Plan Anniversary Date."

       (b) paragraph (b)(ii) of Rule 9B is deleted and replaced by the following:

            "(ii) any benefits in excess of the benefits described
                  in (i) above will be increased by the greater of the Revaluation Percentage and the increase in the Index subject to a maximum rate of eight per cent compound for each year between the date of leaving Employment and his date of retirement but in any event the increase will be at least sufficient to meet the requirements imposed by the Revaluation Laws."

2. With effect from 1st August 1992 rule 2 of the Rules is deleted and replaced by the following:


       "2.  JOINING THE PLAN (see also Rule 15 of the Overriding Appendix)

       Except where specific eligibility requirements are hereinafter laid down as applying at specified dates this Rule shall take effect from 1st August 1992.

       Each Employee who is eligible to join Eligible Category I or Eligible Category 2 may join the Plan on the first of the month after he fulfils the following conditions:-

            (a) he has reached age 21 but is not over age 64 (or in the case of a female Employee who is eligible to join Eligible Category 1 who joined Employment prior to 1st August 1992 she has reached age 21 but is not over age 59)

            (b)  he has completed at least 6 months' Employment.

            Except in the case of an Employee who has elected to pay Category 3 Employee Contributions each Employee who is eligible to join Eligible Category 3 may join the Plan on the first of the month after he fulfils the following conditions:-

            (a)  he has reached age 21 but is not over age 63

            (b)  he has completed at least 6 months' Employment.

            Each Employee who is eligible to join Eligible Category 3 and who elects to pay Category 3 Employee Contributions may join the Plan on the first of the month after he fulfils the following conditions:-

            (a)  he has reached age 21 but is not over age 60

            (b)  he has completed at least 6 months' Employment.

      All employees of the Employers will be eligible to join the Plan for the benefits described in (ii) of Rule 7A provided they have not attained their Normal Retiring Date.

      If an Eligible Employee does not join at the first opportunity, he may join later only with the specific permission of the Principal Employer and the Trustees. Likewise if a Member has opted out of the Plan under Rule 9A, he may rejoin the Plan at a later date only with the specific permission of the Principal Employer and the Trustees.

      The Principal Employer may vary the requirements of this Rule for any Eligible Employee or class of Eligible Employees. It may also allow an employee of an Employer who is not an Eligible Employee to join the Plan (in which case references to "Eligible Employees" in these Rules include such an employee).

      Applications to join the Plan must be made in the form required by the Trustees.

      A director may only join the Plan if he receives remuneration from the Employers which he does not have to account for to another company or employer and which is not treated for tax purposes as receipts of a profession which he carries on.

      Within 13 weeks of joining or such other period as is required by law a Member will be given basic information about the Plan as required by the Disclosure Laws.

3. With effect from 12th May 1993 the following alterations are made to rule 9 of the Rules:

      (a) the first paragraph of Rule 9B is deleted and replaced by the following:

           "A Member who ceases to be in Pensionable Employment before Normal Retiring Date and who satisfies the preservation requirements (see Rule 9D) will receive a pension for life from Normal Retiring Date of an amount calculated as described in Rule 5A, but, based on the Member's Pensionable Employment completed up to the date of leaving and the greater of Final Pensionable Salary and Pensionable Salary at that date. However, a Class A Member who is still in Employment when he reaches Normal Retiring Date may not receive a pension or lump sum until he actually leaves Employment or reaches age 75 if earlier)."

     (b) the first paragraph of Rule 9C is deleted and replaced by the following:

           "A Member who ceases to be in Pensionable Employment before Normal Retiring Date without becoming entitled to a preserved pension will receive a refund of his contributions (less tax at 20% or such other rate as applies from time to time)."

4. With effect from 1st October 1993 the definition of Plan Anniversary Date contained in rule 1 of the Rules is deleted and replaced by the following:

     ""Plan Anniversary Date" means the 1st October in each year up to and including 1991, the 1st August 1993, 1st October in each year thereafter."

5. With effect from 15th November 1993 the following alterations are made to rule 2 of the Rules:

     (a) at the end of the first sentence add the words "and shall apply up to and including 14th November 1993"

     (b)  at the end of Rule 2 add the following

          "On and after 15th November 1993 no further employees will be admitted to Plan membership except that

          (i)  Any Employee in Employment prior to 15th November
               1993 who had not at that time fulfilled the eligibility conditions but who has subsequently fulfilled the eligibility conditions for Eligible Category 1, Eligible Category 2 or Eligible Category 3 described above and has applied to join the Plan as required by the Trustees may be admitted to membership of the appropriate eligible category from the first of the month following fulfilment of the eligibility conditions."

            (ii) Any employee of the Employers will be eligible to
                 join the Plan for the benefit described in (ii) of Rule 7A provided that

                 (a)  he has not attained his Normal Retiring Date

                 (b)  he attends work on the first day of his Employment

                 (c) he is not provided with benefit of a similar nature under the Comshare Money Purchase Plan."

6.   With effect from 1st January 1994 the Rules are amended as follows:

     1. The definition of Normal Retiring Date contained in rule 1 of the Rules is deleted and replaced by the following:-

          "Normal Retiring Date" means

          (i)    in respect of a Member who was a female Category
                 1 Employee and who was in Employment prior to 1st August 1992 and who died, left Pensionable Employment retired or attained age 60 prior to 1st January 1994 her 60th birthday

          (ii)   in respect of any other Member who is a Category
                 1 Employee or Category 2 Employee the Member's 65th birthday

          (iii)  in respect of a Member who is a Category 3
                 Employee the Member's 63rd birthday unless the Category 3 Employee has elected to pay Category 3 Employee Contributions (as deferred in Rule 3B) when it shall mean the Member's 60th birthday."

      2. Add a new definition after the definition of Overriding Appendix as follows:

           ""Pension Calculation Date" means in respect of a Category 1 Employee who was in Employment prior to 1st August 1992 only the Member's 60th birthday."

      3. Rules 5B, 5C and 5D are deleted and replaced by the following:

           "5B. LATE RETIREMENT

                With the Principal Employer's consent a Member who stays in Employment after Normal Retiring Date will receive a pension when he leaves Employment calculated as described in Rule 5A as if he had left at Normal Retiring Date and then increased on a basis certified as reasonable by an actuary to reflect Employment completed between Normal Retiring Date and the date of actual retirement.

                A Class B Member or Class C Member may alternatively choose to receive his pension as if he had left Employment at an earlier date (but not before Normal Retiring Date) and in this case the pension will only be increased to reflect any period for which pension is deferred after Normal Retiring Date.

                A Class A Member who is still in Employment when he reaches age 75 will be treated for all the purposes of the Plan as if he left Employment on his 75th birthday.

           5C. EARLY RETIREMENT (NOT INCAPACITY).

               A Member who leaves Employment (not for Incapacity) before Normal Retiring Date but after reaching age 50 may with the consent of the Principal Employer choose an immediate pension calculated as described in Rule 5A but based on the Member's Pensionable Employment and Final Pensionable Salary at the date of retirement unless the Member is in receipt of payments under the Comshare Limited Permanent Health Insurance Scheme when Final Pensionable Salary shall be the last Final Pensionable Salary received by the Member prior to the commencement of absence. If the Trustees so decide this pension shall be reduced for early payment.

               If the Member is a Category 1 Employee whose Employment commenced on or after 1st August 1992 or a Category 2 Employee or a Category 3 Employee any reduction will be on a basis decided by the Trustees and certified as reasonable by an actuary.

               If the Member is a Category 1 Employee whose Employment commenced prior to 1st August 1992 a reduction may be made on a basis decided by the Trustees provided that

               (i) in respect of a male Member pension attributable to Pensionable Employment completed prior to 17th May 1990 may only be reduced if retirement takes place prior to Normal Retiring Date and the reduction will reflect the period between actual retirement and Normal Retiring Date





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





                  (ii) in respect of a female Member pension attributable to Pensionable Employment completed prior to 17th May 1990 may only be reduced if retirement takes place prior to Pension Calculation Date and the reduction will reflect the period between actual retirement and Pension Calculation Date

                  (iii) pension attributable to Pensionable Employment
                        completed after 17th May 1990 and prior to 1st January 1994 may only be reduced if retirement takes place prior to Pension Calculation Date and the reduction will reflect the period between actual retirement and Pension Calculation Date

                  (iv) pension attributable to Pensionable Employment completed after 1st January 1994 may be reduced if retirement takes place prior to Normal Retiring Date and will reflect the period between actual retirement and Normal Retiring Date

                  (v) any reduction made is certified as reasonable by an actuary.

                  The Trustees must be reasonably satisfied that the immediate pension is at least equal in value (i.e. taking account of the longer period of payment) to the preserved pension (including future increases under Rule 9B) payable from Normal Retiring Date to which the Member would otherwise have become entitled on leaving Employment.

                  In certain circumstances the benefit in Rule 7A (ii) may be continued. If this applies you will be informed.

              5D. EARLY RETIREMENT THROUGH INCAPACITY.

                  A Member who leaves Employment before Normal Retiring Date through Incapacity may with the consent of the Principal Employer choose an immediate pension calculated as described in Rule 5A but based on the Member's Pensionable Employment and Final Pensionable Salary at the date of retirement unless the Member is in receipt of payments under the Comshare Limited Permanent Health Insurance Scheme when Final Pensionable Salary shall be the last Final Pensionable Salary received by the Member prior to the commencement of absence. If the Trustees so decide this pension shall be reduced for early payment in exactly the same way as the pension described in Rule 5C. The Trustees must be reasonably satisfied that the immediate pension is at least equal in value to the preserved pension (including future increases under Rule 9B) payable from Normal Retiring Date to which the Member would otherwise have become entitled on leaving Employment.

                  Until Normal Retiring Date the Trustees may from time to time require evidence of continued Incapacity and if not satisfied may suspend the pension for any period or periods before Normal Retiring Date. Any pensions payable on the Member's death will be adjusted appropriately on the advice of an actuary."

7. With effect from 1st October 1994 the following alterations are made to Rule 7 of the Rules:

     (a)  at the start of paragraph (ii) of Rule 7A add the words

          "Subject to Rule 14G"

      (b)  at the start of paragraph (iii) of Rule 7A add the words

           "Subject to Rule 14G"

      (c) rule 14G of the Rules is deleted and replaced by the following:

           "14G EVIDENCE OF HEALTH

           Where benefits payable on a Member's death are insured or reinsured with an Insurance Company, such benefits will be subject to any restrictions imposed by the Insurance Company and the Trustees will not be liable to pay any amount in excess of the amount actually paid by the Insurance Company. The Trustees may also decide that these benefits will be reduced in respect of Members who are unable or who refuse to provide medical evidence satisfactory to the Trustees or whose death results from any special cause notified to the Members in writing."

8. With effect from 21 August 1996 the following alterations are made to Rule 1:

     (a) The definition of "Final Pensionable Salary" in Rule 1 is deleted and replaced by the following:

          ""FINAL PENSIONABLE SALARY" means unless it is otherwise agreed by letter between the Member and the Principal Employer,

          (i)  in respect of a Category 1 Employee or a Category
               2 Empoyee the highest annual average of the Member's Pensionable Salary for any period of three consecutive years within the 10 years immediately preceding the Member's Normal Retiring Date, or, if earlier, the Member's actual retirement date, date of leaving Pensionable Employment or death or

          (ii) in respect of a Category 3 Employee the greater of the definition previously described (except that no deductor shall be imposed upon Pensionable Salary) and the

               Member's basic annual salary in any one year in the last five years before the Member's Normal Retiring Date, or, if earlier, the Member's actual retirement date, date of leaving Pensionable Employment or death, plus the annual average of any profit related pay, any commission received, any bonus received or due but not paid, in which case it shall be considered to have been paid in the year in which it was due and the notional value of any benefits in kind which are assessable to income tax as emoluments under Schedule E, in the three years up to 30th June immediately before the Plan Anniversay Date on which basic salary is determined PROVIDED THAT with effect from 21 August 1996 no amount in excess of 130% of basic annual salary will count as Final Pensionable Salary

      (b)  the definition of Pensionable Salary is amended as follows:

            ""PENSIONABLE SALARY" means unless it is otherwise agreed by letter:

            (i) in the case of a Category 1 Employee or a Category 2 Employee the Member's basic annual salary or wages, plus any shift allowance or disturbance allowance on the date of joining the Plan and on each subsequent Plan Anniversary Date, plus the annual average of any performance related pay any commission received or bonus due or received in the three years up to 30 June immediately before the Plan Anniversary Date on which salary is determined less 1.25 times the annual equivalent of the Lower Earnings Limit on the 6 April immediately preceding the Plan Anniversary Date

            (ii) in the case of a Category 3 Employee the Member's basic annual salary or wages, plus any shift allowance or disturbance allowance on the date of joining the Plan and on each subsequent Plan Anniversary Date, plus the annual average of any performance related pay any commission received or bonus due or received and the notional value of any benefits in kind which are assessable to income tax as emoluments under Schedule E in the three years up to 30 June immediately before the Plan Anniversary Date on which salary is determined

                 PROVIDED THAT

                 (1)  any bonus shall only be counted once

                 (2) with effect from 21 August 1996 no amount in excess of 110 per cent of Planned Earnings will count as Pensionable Salary in respect of a Category 1 Employee

                 (3) with effect from 21 August 1996 no amount in excess of 130% of basic annual salary will count as Pensionable Salary in respect of a Category 3 Employee"

      (c) a new definition is introduced after the definition of Plan ANNIVERSARY DATE:

           ""PLANNED EARNINGS" means in respect of a Category 1 Member his basic annual salary on the Plan Anniversary Date in each year plus the annual average of the Category 1 Member, commission received in the three years up to 30 June immediately before the Plan Anniversary Date on which Salary is determined (no deduction will be made from Planned Earnings to account for State benefits)"

9.   With effect from the date of this deed the following amendments are made:

     A. The following references throughout the Rules are altered and the GMP Model Rules appended to this deed are adopted and the Overriding Appendix GMP Model Rules are deleted.

            (1)  CONTENTS

                 The final item "OVERRIDING APPENDIX - GMP MODEL RULES" is deleted and replaced by "GMP MODEL RULES".

            (2)  RULE 1

                 (a) the definition of "GMP" is deleted and replaced by the following:

                      ""GMP" has the meaning given to it in the GMP Model
                      Rules".

                 (b) A new definition is inserted following the definition of "GMP" as follows:

                      ""GMP MODEL RULES" means the GMP Model Rules which are included at the end of these Rules."

                 (c)  The definition of "OVERRIDING APPENDIX" is deleted.


                 (d) The last sentence of Rule 1 is deleted and replaced by the following:

                      "Words and expressions used in the GMP Model Rules are defined in Rule 1 of those Rules."

             (3) In the heading to Rule 2 the words in brackets are deleted and replaced by the following:

                 "(See also Rule 4 of the GMP Model Rules)"

             (4) In the heading to Rule 5 the words in brackets are deleted and replaced by the following:

                 "(See also Rules 5 and 6 of the GMP Model Rules)"

            (5) In the heading to Rule 6 the words in brackets are deleted and replaced by the following:

                 "(see also Rule 12 of the GMP Model Rules)"

            (6) In the heading to Rule 8 the words in brackets are deleted and replaced by the following:

                 "(see also Rule 5 of the GMP Model Rules)"

            (7) In the heading to Rule 9 the words in brackets are deleted and replaced by the following:

                 "(see also Rules 5, 6, 8 and 18 of the GMP Model Rules)"

            (8) Paragraph (a) of Rule 9B is deleted and replaced by the following:

                 "(a) the GMP will be increased as described in Rule 7.1 of the GMP Model Rules, and "

            (9) In the heading to Rule 10 the words in brackets are deleted and replaced by the following:

                 "(see also Rule 6 of these Rules and Rules 6, 7, 10 and 11 of the GMP Model Rules)"

            (10) Paragraph (d) of Rule 10D is deleted and replaced by the following:

                 "(d) where GMP is bought out the policy must satisfy the
                      requirements of Rule 10.1(2) of the GMP Model Rules"

            (11) The following alterations are made to Rule 10E of the Rules

                 (i) in the first paragraph the words "Rule 9.1 of the Overriding Appendix are satisfied" are deleted and replaced by "Rule 10.1 of the GMP Model Rules are satisfied."

                 (ii) at the end of the second paragraph the words "Rule 10 of the Overriding Appendix" are deleted and replaced by "Rule 11 of the GMP Model Rules".

            (12) The following alteration is made to Rule 11E

                 delete the words "Rule 1.1 of the Overriding Appendix" in the second line and replace them with "Rule 1 of the GMP Model Rules."

            (13) Rule 13 is amended by the deletion of the words
                 "Overriding Appendix" and the insertion of the words "GMP Model Rules".

            (14) In the heading to Rule 14 the words in brackets
                 are deleted and replaced by the following:

                 "(see also Rules 7, 16 and 17 of the GMP Model Rules)"

            (15) Rule 14A is amended by the deletion of the second
                 paragraph and the insertion of the following:

                 "The GMP portion of each pension in payment will be increased as described in Rule 7 of the GMP Model Rules".

            (16) In the heading to Rule 15 the words in brackets are deleted and replaced by the following

                 "(See also Rules 6, 9, 10, 11 and 12 of the GMP Model Rules)"

            (17) Rule 15B is amended by the deletion of the second
                 paragraph and the insertion of the following:

                 "A GMP may be commuted for a lump sum on grounds of triviality only if the conditions of Rule 12 of the GMP Model Rules are satisfied."

            (18) The first paragraph of Rule 15D is amended by the
                 deletion of the words from the opening of the second set of brackets to the end of the paragraph and the insertion of the following:

                 "in Rule 1 of the GMP Model Rules) shall be subject to the conditions of Rule 6.2 and 9 of the GMP Model Rules."

            (19) The following alterations are made to Rule 15E o fthe Rules:


                 (i)  The fourth paragraph is deleted and replaced by:


                       "A transfer of GMP may be made only if the
                        conditions of Rule 10.1 of the GMP Model Rules are satisfied."

                 (ii) In the fifth paragraph the words "Rule 10 of the Overriding Appendix" are deleted and replaced by:

                       "Rule 11 of the GMP Model Rules."

            (20) Rule 15F is amended by the deletion of the words "Rule 9.1(2)
                 of the Overriding Appendix" at the end of the first paragraph and the insertion of the following:

                 "Rule 10.1(2) of the GMP Model Rules."

            (21) In the heading to Rule 22 the words in brackets are deleted and replaced by the following:

                 "(see also Rule 14 of the GMP Model Rules)"

            (22) In the heading to Rule 23 the words in brackets are deleted and replaced by the following:

                 "(See also Rule 3 of the GMP Model Rules)".

       B.   (1)  CONTENTS: Page 3 is amended:

                 (i)  by the insertion of (1) after the number 22


                 (ii) by the insertion of "22(2) FROZEN PLAN" after "22H".


            (2) Rule 1 is amended by the insertion of the following definition after the definition of "Member":

                 "MONEY PURCHASE SECTION" means the section of the Plan which commenced on 1 April 1997 and is described to Members in the announcement issued in February 1997."

            (3)  Rule 2 is amended

                 (a)  by deletion of the words;

                     "On and after 15 November 1993 no further employees
                      will be admitted to Plan membership except that"

                      and the insertion of the following in their place

                      "Between 15 November 1993 and 1 April 1997 no further employees will be admitted to Plan membership except that"

                 (b)     at the end of Rule 2 add the following:


                         "On and after 1 April 1997 any Employee of the Employer who has attained age 18 may join the Money Purchase Section of the Plan."

            (4)  The heading of Rule 22 is amended as follows:

                         "22  (1) TERMINATION OF THE PLAN (See also
                                  Rule 14 of the GMP Model Rules)"

            (5)  Sub-Rules 22A, 22B, 22C, 22D, 22E, 22F, 22G, 22H are
                 renumbered 22(1)A, 22(1)B, 22(1)C, 22(1)D, 22(1)E, 22(1)F,
                 22(1)G and 22(1)H

            (6)  A new sub-rule is added after Rule 22(1)

                 "22  (2) FROZEN PLAN

                          The Principal Employer and the Trustees may at any time resolve that the Plan or a section of it shall be treated as a frozen Plan.

                          If such resolutions are made no further contributions shall be made or benefits accrue to the Plan or the section of the Plan concerned.

                          While the Plan or a section of it is frozen the power of alteration may continue to be exercised by the Principal Employer and the Trustees and the Plan will continue to be administered by the Trustees.

                          Expenses of the Plan or the section of the Plan will continue to be met by the Principal Empoyer or from the Plan or the appropriate section of the Plan if the Principal Employer and the Trustees agree."

            (7)  Rule 21B is amended as follows:

                 in the second and third paragraphs references to Rules "22B, C and D" are deleted and replaced by

                 "22(1)B, 22(1)C and 22(1)D" as appropriate.


IN WITNESS whereof this Deed has been entered into the day and year first above written



THE COMMON SEAL of
COMSHARE LIMITED
was affixed to this Deed
in the presence of:




Director /s/ Kathryn A. Jehle                                [SEAL]
        -----------------------------

Secretary  /s/ David H. Mackenzie
          ---------------------------


SIGNED AND DELIVERED AS A DEED
by the said DAVID HUNTER MACKENZIE                    /s/ David H. Mackenzie
in the presence of:                                  ------------------------



Witness  /s/ F.O. OBILEYE
        --------------------------

Address  22 CHELSEA MANOR STREET,
        --------------------------

         LONDON
----------------------------------

         SW3 5RL
----------------------------------

Occupation  Administrative Assistant
           -----------------------------

SIGNED AND DELIVERED AS A DEED
by the said DION O'LEARY                                /s/ Dion O'Leary
in the presence of:                                  -----------------------


Witness /s/ S. Watkinson
       ------------------------

Address  22 Chelsea Manor Street,
        ---------------------------

        London,
-----------------------------------

        SW3 5RL
-----------------------------------

Occupation  HR Manager
           ------------------------


SIGNED AND DELIVERED AS A DEED
by the said KATHRYN JEHLE                               /s/ Kathryn A. Jehle
in the presence of:                                   ------------------------


Witness  /s/ C. Potter
        -------------------------

Address  22 Chelsea Manor Street,
        ----------------------------

        London
------------------------------------

        SW3 5RL
-------------------------------------

Occupation  Accountant
           ------------------


SIGNED AND DELIVERED AS A DEED
by the said NICHOLAS PAUL SEATON BRAY                   /s/ Nicholas P.S. Bray
in the presence of:                                    ------------------------


Witness  /s/ G. Halliman
        --------------------

Address  63 Toll Bar Ct.,
        --------------------

Basinghall Gons,
----------------------------

Sutton, Surrey, SM2 6AV
----------------------------

Occupation  Office Manager
           -----------------

SIGNED AND DELIVERED AS A DEED                          /s/ Mary Ann Moore
by the said MARY ANN MOORE                             ------------------------
in the presence of:


Witness  /s/ G. Sollis
        ---------------------
Address  22 Chelsea Manor Street, London, SW3 5RL
       ------------------------------------------
Occupation Legal Secretary
          --------------------

                     CONTRACTED-OUT SALARY RELATED SCHEMES

                                GMP MODEL RULES

     SECTION A:                 THE BASIC RULES

1.   DEFINITIONS

2.   OVERRIDING EFFECT OF THESE GMP MODEL RULES

3.   ALTERATIONS TO THESE GMP MODEL RULES

     3.1  Power to alter GMP Model Rules
     3.2  OPB consent

4.   MEMBERSHIP OF THE SCHEME

5.   ENTITLEMENT TO GMP


     5.1  Guaranteed Minimum
     5.2  Member's GMP
     5.3  Widow's GMP
     5.4  Payment of Widow's GMP
     5.5  Widower's GMP
     5.6  Payment of Widower's GMP
     5.7  Offsetting pension against GMP


6.   REVALUATION OF GMP


     6.1  Revaluation before State Pensionable Age
     6.2  Transfers in
     6.3  Transfers out

7.    INCREASE OF GMP

      7.1 Increase after State Pensionable Age
      7.2 Increase after State Pensionable Age or Member's death

8.    ANTI-FRANKING

9.    TRANSFERS INTO THE SCHEME

      9.1  Acceptance of transfers
      9.2  Effect of transfers

10.   TRANSFERS OUT OF THE SCHEME

      10.1 Conditions for transfer of GMPs
      10.2 Effect of such transfers

11.   TRANSFER PREMIUMS

12.   COMMUTATION OF GMP

      12.1 Circumstances in which GMP may be commuted
      12.2 Commutation Condition

13.   SECURING GMPs

14.   WINDING UP THE SCHEME


      14.1  Priorities on winding-up
      14.2  Order of priorities
      14.3  Voluntary contributions


15.   SCHEME CEASES TO BE A CONTRACTED-OUT SALARY RELATED SCHEME

16.   SUSPENSION OF GMP

17.  FORFEITURE OF GMP

18.  CONTRIBUTIONS EQUIVALENT PREMIUMS

     SECTION B: THE EMPLOYER'S COMPULSORY ALTERNATIVES


     SECTION C:  THE EMPLOYER'S VOLUNTARY OPTIONS

     SECTION D:  CERTIFICATE TO CONFIRM WHICH PARTS OF SECTIONS B AND C HAVE
                 BEEN INCORPORATED INTO SECTION A OF THE MODEL RULES

Interpretation : References to any legislation or any provision includes references to any previous legislation or provision relating to the same subject matter and to any modification or re-enactment for the time being in force

                     CONTRACTED-OUT SALARY RELATED SCHEMES

                                GMP MODEL RULES

                                   SECTION A
1.    DEFINITIONS

      In these GMP Model Rules the following words have the following meanings:-

      "THE ACT" means the Pension Schemes Act 1993.

      "ACTUARY" means a Fellow of the Institute of Actuaries or a Fellow of the Faculty of Actuaries, or a person with other actuarial qualifications who is approved by the Secretary of State for Social Security, at the request of the Trustees, as being a proper person to act in this capacity.

      "CONTRACTED-OUT EMPLOYMENT" means a Member's contracted-out employment by reference to the Scheme (as in section 8(1)(a)(i) and 8(1)(b) of the Act).

      "FIXED RATE REVALUATION" means the method of revaluing a GMP before State Pensionable Age described in Rule 6.1 (C) below.

      "GMP" means the guaranteed minimum pension of a Member, Widow or Widower as defined in the Act.

      "INSURER" means an insurance company, an EC company or a friendly society as defined in regulation 30 of the Occupational Pension Schemes (Contracting-out) Regulations 1984 (SI 1984/380) as amended by regulation 2 of SI 1995/35.

      "LIMITED REVALUATION" means the method of revaluing a GMP before State Pensionable Age described in Rule 6.1 (B) below.

      "MEMBER" means a member of the Scheme (including a person who is not in the pensionable service of any employer participating in the Scheme but to whom, or in respect of whom, benefits are still immediately or prospectively payable under the Scheme in respect of previous membership of the Scheme or another scheme).

      "NORMAL RETIRING DATE" means the day on which a Member attains normal pension age (within the meaning of the Act) under the Scheme.

      "PROTECTED RIGHTS" has the same meaning as in section 10 of the Act.

      "QUALIFYING SERVICE" has the same meaning as in section 71(7) of the Act.

      "RULE" (followed by a number) means the Rule (with that number) in this Appendix.

      "SCHEME" means this occupational pension scheme.

      "SECTION 53 MONEY PURCHASE SCHEME" means a scheme which was a contracted-out scheme, providing protected rights and satisfying section 9(3) of the Act, and which the Occupational Pensions Board are under a duty to supervise under section 53 of the Act.

      "SECTION 53 SALARY RELATED SCHEME" means a scheme which was a contracted-out scheme, providing guaranteed minimum pensions and satisfying section 9(2) of the Act, and which the Occupational Pensions Board are under a duty to supervise under section 53 of the Act.

      "SECTION 148 REVALUATION" means the method of revaluing a GMP before State Pensionable Age described in Rule 6.1 (A) below.

      "SHORT SERVICE BENEFIT" means the benefit to which an early leaver who satisfies the qualifying conditions must be entitled under the preservation requirements.

      "STATE PENSIONABLE AGE" means a man's 65th birthday and a woman's 60th birthday.

      "TRUSTEES" means the trustees or administrators of the Scheme.

      "WIDOW" and "WIDOWER" mean respectively the widow and the widower of a Member. If a Member has married under a law which allows polygamy and, on the day of the Member's death, has more than one spouse, the Trustees must decide which, if any, survivor is the Widow or Widower. In reaching that decision, the Trustees must have regard to the practice of the Department of Social Security and any relevant provisions of existing Social Security legislation, in particular section 17(5) of the Act and regulation 2 of the Social Security and Family Allowance (Polygamous Marriages) Regulations 1975 (SI 1975/561).

2.    OVERRIDING EFFECT OF THESE GMP MODEL RULES

      These Rules shall apply if any Member's employment becomes Contracted-out Employment by reference to the Scheme and the Scheme is not contracted-out on a money purchase basis. These Rules will only apply for so long as anyone has a GMP or a prospective right to receive a GMP under the Scheme which subjects the Scheme to the continuing supervision of the Occupational Pensions Board.

      These Rules override any inconsistent provisions elsewhere in the Scheme except provisions which are necessary in order that Inland Revenue approval for the purposes of Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 is not prejudiced.

3.    ALTERATIONS TO THESE GMP MODEL RULES

      3.1 POWER TO ALTER GMP MODEL RULES. The persons or bodies having the power of alteration in relation to the rest of the Scheme may at any time in writing make any alteration to these GMP Model Rules necessary to comply with the contracting-out requirements of the

           Act applicable to salary related contracted-out schemes and Section 53 salary related schemes. This power of alteration may be exercised by them without any condition except the one in 3.2 below. It is additional to, and independent of, any other power of alteration in relation to the Scheme.

      3.2 OPB CONSENT. No alteration to these GMP Model Rules may be made without the consent of the Occupational Pensions Board. This applies whether the alteration is made under 3.1 above or under any other power of alteration in relation to the Scheme.

4.    MEMBERSHIP OF THE SCHEME

      Membership of the Scheme must be open to persons who enter employment to which the Scheme relates more than 6 years before Normal Retiring Date. If the Scheme has an annual entry date, this 6 year period may be increased to a period of 6 years plus the part of a year until the next entry date. Where the Scheme and one or more other contracted-out schemes relate to employment with the same employer, those schemes may be treated as if they were a single scheme in deciding whether the requirements of this Rule are satisfied.

5.    ENTITLEMENT TO GMP

      5.1 GUARANTEED MINIMUM. This Rule 5 applies to a Member, Widow or Widower where the Member has a guaranteed minimum in relation to the pension provided for the Member under the Scheme in accordance with section 14 of the Act.

      5.2 MEMBER'S GMP. The Member shall be entitled to a pension for life paid at a rate equivalent to a weekly rate of not less than that guaranteed minimum. The pension will be paid from State Pensionable Age but commencement of the pension may be postponed for any period during which the Member remains in employment after State Pensionable Age:-

           (1) if the employment is employment to which the Scheme relates and the postponement is not for more than 5 years after State Pensionable Age; or

           (2)  if the Member consents to the postponement.

      5.3 WIDOW'S GMP. Where the Member is a man and dies at any time leaving a Widow, she shall be entitled, subject to 5.4 below, to receive a pension from the Scheme paid at a rate equivalent to a weekly rate of not less than half that guaranteed minimum.

      5.4  PAYMENT OF WIDOW'S GMP. [See Section B]

      5.5 WIDOWER'S GMP. Where the Member is a woman and dies at any time on or after 6 April 1989 leaving a Widower, he shall be entitled, subject to 5.6 below, to receive a pension from the Scheme paid at a rate equivalent to a weekly rate of not less than half of that part of the guaranteed minimum which is attributable to earnings for the tax year 1988/1989 and subsequent tax years.

      5.6  PAYMENT OF WIDOWER'S GMP. [See Section B]

      5.7  OFFSETTING PENSION AGAINST GMP.  Any pension payable to the
           Member, Widow or Widower under any other provision of the Scheme may be offset against the pension entitlement under this Rule 5 except to the extent that:-

           (1) any part of the pension is an equivalent pension benefit within the meaning of the National Insurance Act 1965; or

           (2) any part of the pension is an increase, calculated in accordance with Schedule 3 of the Act and added to the amount that would be payable but for Chapter II of Part IV of the Act or regulations made under it; or

           3) offsetting would contravene the anti-franking legislation (see Rule 8 below).

6.    REVALUATION OF GMP

      6.1 REVALUATION BEFORE STATE PENSIONABLE AGE. Where a Member ceases to be in Contracted-out Employment before State Pensionable Age, the Member's GMP at State Pensionable Age or at the Member's earlier death will be calculated by increasing the accrued rights to GMP at cessation of Contracted-out Employment under one of the options (A), (B) or (C) below.

           (A)    SECTION 148 REVALUATION.

                  The increase will be by the percentage by which earnings factors for the tax year in which Contracted-out Employment ceases are increased by the last order under section 148 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches State Pensionable Age (or dies, if earlier).

           (B)    LIMITED REVALUATION.

                  The increase will be by the lesser of:-

                  (1) 5 per cent (5%) compound for each tax year after that in which Contracted-out Employment ceases up to and including the last complete tax year before the Member reaches State Pensionable Age (or dies, if earlier); and

                  (2) the percentage by which earnings factors for the tax year in which Contracted-out Employment ceases are increased by the last order under section 148 of the Social Security Administration Act 1992 to come into force before the tax year in which the Member reaches State Pensionable Age (or dies, if earlier).

                  The Trustees must pay a limited revaluation premium in respect of the Member to the Secretary of State for Social Security.

            (C)    FIXED RATE REVALUATION.

                   The increase will be by such rate as regulations made under section 55(5) of the Act specify as being relevant at the date Contracted-out Employment ceases, for each complete tax year after the tax year containing that date up to and including the last complete tax year before the Member reaches State Pensionable Age (or dies, if earlier).

            The Trustees and the principal employer participating in the Scheme shall decide which of the options (A), (B) or (C) applies to the Scheme. They may at any time decide that one of the other two methods shall be used, instead of the method currently being used, for all Members ceasing to be in Contracted-out Employment after a specified date. They must notify the Occupational Pensions Board whenever the method of revaluation for the Scheme is changed.

      6.2 TRANSFERS IN. Where a transfer payment is received in respect of a Member from another scheme ("the transferring scheme") which includes accrued rights of the Member to a GMP (or includes protected rights in respect of which the receiving scheme will provide a GMP) the earnings factors used in calculating that GMP will normally be revalued using Section 148 Revaluation during the Member's Contracted-out Employment, and 6.1 above will apply if that Contracted-out Employment ceases before State Pensionable Age. The Trustees may, however, decide, if the provisions of the transferring scheme so allow, to use either Limited Revaluation or Fixed Rate Revaluation from the date on which the Member ceased to be in contracted-out employment by reference to the transferring scheme until the Member attains State Pensionable Age (or dies, if earlier) but:-

            (1) Limited Revaluation may not be used as regards any part of the GMP being transferred which arose from contracted-out employment in relation to a previous scheme and which the transferring scheme is already revaluing by Fixed Rate Revaluation (or vice versa); and

            (2) the Trustees may not make that decision if, on becoming a Member, the Member's contracted-out employment in relation to a previous scheme is treated as continuing for the purposes of the Act.

            Where, under this Rule 6.2, Limited Revaluation is to be used, the Trustees shall have power to pay out of the transfer payment in respect of that Member any limited revaluation premium payable as a result of the Member ceasing to be in contracted-out employment by reference to the transferring scheme.

            Where the Scheme accepts the proceeds of, or the assignment of, an insurance policy which consists of, or includes, accrued rights to GMP, the Trustees may use either Section 148 Revaluation or the method of revaluation that was in use under the policy (and condition (1) above applies).

      6.3 TRANSFERS OUT. Where a Member's accrued rights to GMP are transferred to another contracted-out salary related scheme or to a
            Section 53 salary related scheme, the Trustees may agree with the administrator of that scheme that the Member's GMP shall, instead of being revalued using the method currently being adopted under 6.1 above, be revalued using another method which would be permitted if that scheme contained a rule in the same terms as 6.2 above but, where Limited Revaluation is to be used, that administrator must make arrangements for the payment of any limited revaluation premium (unless it has already been paid by the Trustees).

7.    INCREASE OF GMP

      7.1 INCREASE AFTER STATE PENSIONABLE AGE. If the commencement of any Member's GMP is postponed for any period after State Pensionable Age, that GMP shall be increased to the extent, if any, specified in section 15 of the Act.

      7.2  INCREASE AFTER STATE PENSIONABLE AGE OR MEMBER'S DEATH.  Any
           GMP to which a Member, Widow or Widower is entitled under Rule 5 above shall, insofar as it is attributable to earnings in the tax years from and including 1988/1989, be increased in accordance with the requirements of section 109 of the Act.

8.    ANTI-FRANKING

      Except as provided in sections 87-92 and 110 of the Act, no part of a Member's, Widow's or Widower's pension under the Scheme may be used to frank an increase in the Member's, Widow's or Widower's GMP under Rule 6 or Rule 7 above.

9.    TRANSFERS INTO THE SCHEME

      9.1. ACCEPTANCE OF TRANSFERS. The Trustees may accept:-

           (1) a transfer payment in respect of the Member's accrued rights to GMPs under a contracted-out salary related scheme, a Section 53 salary related scheme or a policy of insurance or an annuity contract of the type described in section 19 of the Act;

           (2) a transfer of the liability for the payment of GMPs to, or in respect of, any person who has become entitled to them;

           (3)  a transfer of Protected Rights

                (a) in respect of the Member or a former Member from another scheme which is, or was, an appropriate personal pension scheme;

                   (b) in respect of the Member or a former Member from another scheme which is, or was, a scheme contracted-out on a money purchase basis or a
                        Section 53 money purchase scheme.

           Transfers may be accepted only as provided in the appropriate regulations.

      9.2 EFFECT OF TRANSFERS. Where a transfer is accepted under 9.1(1) above, the Member's accrued rights to GMPs under the Scheme will be increased accordingly.

           Where a transfer is accepted under 9.1(3) above, the Member's, Widow's and Widower's GMPs under the Scheme will be increased by amounts equal to the GMPs to which they would have been treated as entitled by reason of the Member's membership of the transferring scheme if the transfer payment had not been made.

10.   TRANSFERS OUT OF THE SCHEME

      10.1 CONDITIONS FOR TRANSFER OF GMPS. A transfer payment made out of the Scheme may include a Member's accrued rights to GMPs or the liability for the payment of GMPs to, or in respect of, any person who has become entitled to them only if the following conditions are fulfilled. These conditions depend on the type of scheme, policy or contract to which the transfer is being made.

           (1) ALL SCHEMES AND ARRANGEMENTS

               The Member must consent to the transfer unless:-

               (a) it is made to another contracted-out salary related scheme or a Section 53 salary related scheme where either the scheme is a scheme of the same employer or the transfer involves all of, or a group of, the Members, and either the transfer results from a financial transaction between the Member's old and new employers, or the receiving scheme is a scheme of an employer connected with the Member's old employer for the purposes of section 35 of the Act. The transfer must be made in accordance with the appropriate regulations (SI 1991/167) which may involve an actuarial certificate;

                (b) it is to allow benefits to be bought out where the Member has less than 5 years Qualifying Service, or to allow the Trustees to buy out the benefits of the Widow or Widower of such a Member.

                The transfer will be subject to any requirements of the Inland Revenue.

                The receiving scheme, policy or contract must be an appropriate personal pension scheme, a contracted-out occupational pension scheme, a Section 53 money purchase scheme, a Section 53 salary related scheme, an overseas occupational pension scheme to which the Occupational Pensions Board approve the transfer, or an insurance policy or annuity contract of the type described in section 19 of the Act.

           (2) CONTRACTED-OUT SALARY RELATED SCHEMES AND SECTION 19 INSURANCE POLICIES OR ANNUITY CONTRACTS

                The receiving scheme, policy or contract must provide the Member and the Member's Widow or Widower with GMPs equal to their accrued GMPs under the Scheme up to the date of transfer, together with revaluation until the Member reaches State Pensionable Age (or dies, if earlier). In the case of GMPs already in payment, the receiving scheme must provide for the pensions to commence from the date from which liability for payment has been assumed by it, and for the conditions of payment relating to its own GMPs to apply equally to such pensions.

            (3) ALL OCCUPATIONAL PENSION SCHEMES (EXCEPT OVERSEAS SCHEMES COVERED BY (6))

                 The Member must have entered employment with an employer which is (or, in the case of a Section 53 scheme, is or was) a contributor to the receiving scheme. If the employment is not contracted-out, the transfer must be in accordance with regulations 2(4) and 2A(4) of SI 1985/1323.

            (4) APPROPRIATE PERSONAL PENSION SCHEMES AND OCCUPATIONAL PENSION SCHEMES WHICH ARE OR WERE CONTRACTED-OUT BY THE MONEY PURCHASE TEST

                 That part of the transfer payment which relates to the Member's accrued rights to GMPs must be of an amount at least equal to the cash value of those accrued rights and applied by the receiving scheme in providing money purchase benefits for, or in respect of, the Member.

            (5)  SECTION 53 MONEY PURCHASE OR SECTION 53 SALARY RELATED SCHEMES

                 No transfer payment may be made to such a scheme without the approval of the Occupational Pensions Board, who may impose any conditions they consider appropriate.

            (6) OVERSEAS OCCUPATIONAL PENSION SCHEMES NOT COVERED BY (2), (4) OR (5) ABOVE

                 The Member must have entered employment outside the United Kingdom to which the receiving scheme applies.

                 No transfer payments may be made to such a scheme without the approval of the Occupational Pensions Board, who may impose any conditions they consider appropriate.

      10.2 EFFECT OF SUCH TRANSFERS. Where the Member's accrued rights to GMPs or liability for GMPs already in payment are transferred in accordance with 10.1 above, the Member and the Member's Widow or Widower will cease to have any entitlement to a GMP under the Scheme. If the transfer does not relate to the whole of the Member's rights to benefits under the Scheme, the Member's remaining benefits under the Scheme may be reduced to allow for the fact that the Member's GMP rights have been transferred.

11.   TRANSFER PREMIUMS

      Where a Member ceases to be in Contracted-out Employment before Normal Retiring Date and the Member's accrued rights to benefits (other than GMPs) are transferred to another occupational pension scheme which is neither a contracted-out scheme nor one which was formerly contracted-out and which remains under the supervision of the Occupational Pensions Board in accordance with section 53 of the Act, or to a non-appropriate personal pension scheme, the Trustees may elect to pay a transfer premium to the Secretary of State for Social Security. No such election may be made where the Member has completed less than 2 years' Qualifying Service or where an accrued rights premium is payable in respect of the Member.

      Where a transfer premium is paid, the Member's accrued rights to GMPs under the Scheme shall be extinguished.

12.   COMMUTATION OF GMP

      12.1 CIRCUMSTANCES IN WHICH GMP MAY BE COMMUTED.

           (1) MEMBER'S GMP. The Member's GMP may be commuted if the Commutation Condition is satisfied and all the Member's other benefits under the Scheme are being commuted, and

                (a)  the benefits have become payable; or

                (b) the Scheme is being wound up.

            (2) WIDOW'S OR WIDOWER'S GMP. The Widow's or Widower's GMP may be commuted if the Commutation Condition is satisfied and all the Widow's or Widower's other benefits under the Scheme are being commuted, and

                 (a) the benefits have become payable; or

                 (b) the Member's benefits are being commuted on grounds of triviality.

            (3)  MORE THAN ONE RETIREMENT BENEFIT SCHEME RELATING
                 TO THE SAME EMPLOYMENT. If the Member is a member of more than one retirement benefit scheme relating to the same employment the requirements of this Rule must be satisfied by all of the schemes.

      12.2 COMMUTATION CONDITION. The Commutation Condition is that the aggregate of the pensions and the pension equivalent of any lump sum benefits to which the person is entitled under the Scheme, and under all other retirement benefit schemes relating to employment with the same employer as the employment in respect of which the benefits are payable, does not exceed L.260 per annum (or such greater amount as may be prescribed by regulations made under section 21 and section 77 of the Act and is permitted by the Inland Revenue). In addition:-

            (1) Where commutation is taking place before State Pensionable Age, other than on the death of the Member, Limited Revaluation or Fixed Rate Revaluation must be applied to any GMP included in the aggregate pension, and such GMP must be revalued to State Pensionable Age for the purposes of calculating that aggregate. For this purpose, Limited Revaluation is to be taken as 5% per annum compound.

            (2) Where the Member's pension, being an alternative to Short Service Benefit, becomes payable before or after Normal Retiring Date, the value of that pension must, to the reasonable satisfaction of the Trustees, be at least equal to the value of the Short Service Benefit, plus the revaluation to Normal Retiring Date that the deferred pension would have attracted in accordance with Chapter II of Part IV of the Act had it been provided by the Scheme at Normal Retiring Date, and the revaluation of GMP referred to in (1) above.

            (3) Where commutation of the whole of a Member's deferred pension is taking place at Normal Retiring Date (or on the winding up of the Scheme if earlier), the Member's pension in excess of GMP must be revalued up to Normal Retiring Date in accordance with Chapter II of Part IV of the Act and the GMP revalued in accordance with (1) above.

            (4) In any event, the Trustees must be satisfied that the basis of commutation is reasonable. The basis must be certified as reasonable by an Actuary or be in accordance with commutation factors agreed with the PSO as suitable for the Scheme.

13.   SECURING GMPS

      GMPs may be secured through the Scheme provided it has been established under an irrevocable trust subject to the laws of any part of the United Kingdom. Otherwise, a GMP must be secured by means of an insurance policy or annuity contract with an Insurer.

14.   WINDING-UP OF THE SCHEME

      14.1 PRIORITIES ON WINDING-UP. If the Scheme winds-up for any reason, priority must be given, over any other liability to provide benefits, to any benefit which falls within any one or more of the following:-

           (1) Pensions and other benefits in respect of which entitlement to payment has already arisen;

           (2)  GMPs and accrued rights to GMPs;




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


           (3)  State scheme premiums;

           (4) Equivalent pension benefits within the meaning of the National Insurance Act 1965.

           [See Section C for further priorities which may be added.]

      14.2 ORDER OF PRIORITIES. The Trustees and the principal employer participating in the Scheme may elsewhere in the provisions of the Scheme specify an order of priorities amongst the items listed in
           14.1 above, but the order of priorities shall not give any liability to provide benefits which are not listed in 14.1 above priority equal to or exceeding the priority given to any item which is listed there.

      14.3 VOLUNTARY CONTRIBUTIONS. [Optional - see Section C]

15.   SCHEME CEASES TO BE A CONTRACTED-OUT SALARY RELATED SCHEME

      If the Scheme ceases to be a contracted-out salary related scheme, the Trustees must seek the approval of the Occupational Pensions Board to any proposed arrangement for securing GMPs. If it is decided to buy Members back into the State Earnings Related Pension Scheme (SERPS), then accrued rights premiums or pensioner's rights premiums must be paid to the Secretary of State for Social Security in the manner required by regulations made under the Act. Once these premiums have been paid, the GMPs will be extinguished. The other benefits of the Members, Widows or Widowers concerned under the Scheme shall be reduced by the amount of the GMP accrued at the date the Scheme ceased to be contracted-out, increased to State Pensionable Age (or the Member's death, if earlier) by Fixed Rate Revaluation or Section 148 Revaluation.

16.   SUSPENSION OF GMP [Optional - see Section C]

17. FORFEITURE OF GMP [Optional - see Section C]

18. CONTRIBUTIONS EQUIVALENT PREMIUMS [Optional - see Section C]

                                   SECTION B

                     THE EMPLOYER'S COMPULSORY ALTERNATIVES

THE EMPLOYER MUST SELECT ONE (ONLY) OF EACH SET OF COMPULSORY ALTERNATIVES, AND INDICATE ITS CHOICE BY TICKING THE APPROPRIATE BOX ON THE CERTIFICATE.

RULE 5.4

ALTERNATIVE A: 5.4  The pension shall be paid for life to any Widow.

ALTERNATIVE B: 5.4  The pension shall be paid for life to any Widow who is eligible for payment of a State benefit as described in
                    section 17(5) of the Act.

ALTERNATIVE C: 5.4  The pension shall be payable to any Widow.  It shall cease if the Widow remarries before her 60th birthday, but otherwise it shall be payable for life.

ALTERNATIVE D: 5.4  The pension shall be payable to any Widow who is eligible for payment of a State benefit as described in section 17(5) of the Act. It shall cease if she remarries before her 60th birthday, but otherwise it shall be payable for life.

ALTERNATIVE E: 5.4  The pension shall be payable to any Widow who is   eligible
                    for payment of a State benefit as described in section
                    17(5) of the Act. It shall cease when the Widow ceases to be entitled to receive payment of those State benefits.





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







RULE 5.6

ALTERNATIVE A: 5.6  The pension shall be paid for life to any Widower.

ALTERNATIVE B: 5.6  The pension shall be paid for life to any Widower who is eligible for payment of a GMP under Regulation 33B of the Occupational Pension Schemes (Contracting-out) Regulations 1984.

ALTERNATIVE C: 5.6  The pension shall be payable to any Widower.  It shall cease if the Widower remarries before his 65th birthday, but otherwise it shall be payable for life.

ALTERNATIVE D: 5.6  The pension shall be payable to any Widower who is eligible for payment of a GMP under Regulation 33B of the Occupational Pension Schemes (Contracting-out) Regulations 1984. It shall cease if the Widower remarries before his 65th birthday, but otherwise it shall be payable for life.

ALTERNATIVE E: 5.6  The pension shall be payable to any Widower who is eligible for payment of a GMP under Regulation 33B of the Occupational Pension Schemes (Contracting-out) Regulations 1984. It shall cease when the Widower ceases to be entitled to receive payment of that GMP under Regulation 33C of those Regulations.




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




                                   SECTION C

                        THE EMPLOYER'S VOLUNTARY OPTIONS

THESE VOLUNTARY OPTIONS WILL APPLY ONLY IF THE EMPLOYER INDICATES THAT THEY ARE TO APPLY BY TICKING THE APPROPRIATE BOX ON THE CERTIFICATE. THE EMPLOYER SHOULD INCLUDE ONLY THOSE OPTIONS OF RULE 14.1 WHICH HE WISHES TO APPLY TO THE SCHEME.

RULE 14.3 IS OPTIONAL AND MAY BE OMITTED ENTIRELY.

RULES 16, 17 AND 18 ARE OPTIONAL. THEY SHOULD BE INCLUDED ONLY IF THE EMPLOYER WISHES ONE OR MORE OF THE OPTIONS TO APPLY TO THE SCHEME, BUT MAY BE OMITTED ENTIRELY.

RULE 14.1

OPTION A: ( )  in the case of a serving Member who has attained Normal Retiring
               Date before the winding-up began, the benefits to which the Member would have been entitled if the Member had retired on the day the winding-up began.

OPTION B: ( )  benefits attributable to the Member's service before the Scheme became a contracted-out scheme.

OPTION C: ( )  benefits attributable to the Member's service before the Scheme became a contracted-out scheme and calculated in accordance with the provisions of the Scheme in force and relevant earnings at that time.

OPTION D: ( )  benefits to which the widow or widower or any dependant of a
               Member to whom 14.1(1) applies will be entitled on the Member's death.

OPTION E: ( )  benefits to which any dependant of a deceased Member will be entitled on the death of any widow or widower or dependant of that Member.

OPTION F: ( )  benefits to which the widow or widower or any dependant of a serving Member who has attained Normal Retiring Date before the winding-up began will become entitled on the death of the Member.

OPTION G: ( )  benefits resulting from transfer credits.


RULE 14.3

14.3 VOLUNTARY CONTRIBUTIONS. Where Members' voluntary contributions to the Scheme are being used to provide benefits equivalent on a money purchase basis to the voluntary contributions paid, and where there are separately identifiable assets attributable to those voluntary contributions within the Scheme, 14.1 above shall not apply to those separately identifiable assets. That part of those assets which is attributable to the voluntary contributions of a Member shall be used to provide benefits for, or in respect of, that Member of the types specified in the other provisions of the Scheme. No regular payments may be made by the employer to those separately identified assets unless they are used solely for the purpose of meeting administrative expenses.

RULE 16

16.  SUSPENSION OF GMP

     Payment of a GMP may be suspended during any period when:-

     OPTION A:

     the person receiving the GMP is unable to act (by reason of mental disorder or otherwise) but the amount of the GMP must either be paid or applied for the maintenance of the recipient or his dependants, or paid to the recipient when that recipient is again able to act, or paid to the recipient's estate after that recipient's death.

     OPTION B:

     the recipient of the GMP is in prison or detained in legal custody but the amount of the GMP must then be paid or applied for the maintenance of such one or more of the recipient's dependants as the Trustees shall determine.

     OPTION C:

     the Member is receiving the GMP but is then re-employed in an employment to which the Scheme relates. The GMP must then be increased under Rule
     7.1 above during the period of suspension.

RULE 17

17.  FORFEITURE OF GMP

     OPTION A:

     Any instalment of a GMP may be forfeited if it is not paid within 6 years of the date on which the instalment became due and the Trustees do not know the whereabouts of the recipient.

     OPTION B:

     A GMP may be forfeited if the person entitled to the GMP has been convicted of one or more offences under the Official Secrets Acts 1911 to 1989, for which the recipient has been sentenced to a term or consecutive terms of imprisonment totalling at least 10 years, or of an offence of treason.

RULE 18

18.  CONTRIBUTIONS EQUIVALENT PREMIUMS

     18.1 A contributions equivalent premium shall be paid, subject to
          18.2 below, in respect of a Member who ceases to be in Contracted-out Employment before whichever is the earlier of the Member's Normal Retiring Date and the end of the tax year preceding that in which the Member will reach State Pensionable Age with less than 2 years' Qualifying Service and less than 2 years' Contracted-out Employment. A contributions equivalent premium shall not be paid where the Member's accrued rights include rights transferred from a personal pension, nor where the Member is a woman who dies in contracted-out employment in respect of Widower's GMP.

            Payment of the contributions equivalent premium extinguishes the Member's accrued rights to GMPs under the Scheme. Therefore, where the premium is paid, any refund of contributions to the Member or any transfer payment from the Scheme in respect of a Member shall be reduced by the certified amount (as defined in the Act) in relation to that premium and any pension benefit under the Scheme for the Member or the Member's Widow or Widower shall be reduced so as to allow for the fact that their accrued rights to GMPs have been extinguished.

      18.2  The premium shall not be payable if:-

            OPTION A:

            its amount is less than pounds sterling 17 (or such greater amount as is specified in regulations made under the Act).

            OPTION B:

            the Member's accrued rights to GMPs are transferred to another scheme, policy or contract in accordance with Rule 10 above.

            OPTION C:

            the Member has become entitled to an immediate or a deferred pension under the Scheme on ceasing to be in Contracted-out Employment.

                                   SECTION D

         {THIS CERTIFICATE FORMS PART OF THE MODEL RULES DOCUMENTATION}

                          OCCUPATIONAL PENSIONS BOARD

                     CONTRACTED-OUT SALARY RELATED SCHEMES

CERTIFICATE TO CONFIRM WHICH PARTS OF SECTIONS B AND C HAVE BEEN INCORPORATED INTO SECTION A OF THE MODEL RULES


I certify that the Comshare Retirement and Death Benefits Plan has adopted with effect from the date of the deed to which this certificate is appended as part of the documentation of the scheme an Overriding Appendix of GMP Model Rules, coded OPB/SR/1995, which incorporates the whole of Section A of Appendix 10 of Memorandum No 77 and the parts of Section B and C specified below.

               SECTION B - THE EMPLOYER'S COMPULSORY ALTERNATIVES

(Tick the appropriate box to indicate which Compulsory Alternative is adopted. ONE ONLY of each set of Compulsory Alternatives must be adopted.)

RULE 5.4:-


Alternative A  (.....X.......)
Alternative B  (.............)
Alternative C  (.............)
Alternative D  (.............)
Alternative E  (.............)





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


RULE 5.6:-

Alternative A  (.....X.......)
Alternative B  (.............)
Alternative C  (.............)
Alternative D  (.............)
Alternative E  (.............)



SECTION C - THE EMPLOYER'S VOLUNTARY OPTIONS

(Tick the appropriate box only if the Option is to apply.)

RULE 14.1:-


Option A        (.....X.......)
Option B        (.............)
Option C        (.............)
Option D        (.....X.......)
Option E        (.....X.......)
Option F        (.....X.......)
Option G        (.............)

RULE 14.3:-

Applies         (.....X.......)
Does not Apply  (.............)

RULE 16:-

Option A        (.....X.......)
Option B        (.....X.......)
Option C        (.....X.......)





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

RULE 17:-

Option A        (......X.......)
Option B        (......X.......)

RULE 18:-

Applies         (......X.......)
Does not Apply  (..............)



RULE 18.2 (ONLY IF RULE 18 APPLIES TO THE SCHEME):-


Option A        (......X.......)
Option B        (......X.......)
Option C        (......X.......)



Signature    /s/ B. M. Cole         (The Certificate must be signed by either:-
          --------------------      (i)    the administrator of the scheme; or
                                    (ii)   a director of the insurance company
                                           concerned; or
Name  Miss B. M. Cole               (iii)  an employee authorised by the
     -------------------------             insurance company to sign such a
                                           certificate on its behalf; or
                                     (iv)  a person who is recognised by a
                                           self-regulating organisation under
                                           the Financial Services Act 1986 or
                                           regulated by a professional body
                                           under that Act; or a person who is
                                           authorised by a consultancy which is
                                           so recognised or regulated.)






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